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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 29, 2005


                             BUFFETS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-116897                               22-3754018
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

            1460 BUFFET WAY,
            EAGAN, MINNESOTA                                55121
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (651) 994-8608
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2005, Buffets Holdings, Inc., entered into a contribution agreement with Caxton-Iseman Investments, L.P., Sentinel Capital Partners II, L.P., members of Buffets Holdings senior management and Buffets Restaurants Holdings, Inc., a newly formed corporation (the "Contribution Agreement"). Pursuant to the terms of the Contribution Agreement holders of in excess of 99% of Buffets Holdings' outstanding common stock contributed their shares of common stock of Buffets Holdings to Buffets Restaurants Holdings in exchange for proportional amounts of Buffets Restaurants Holdings common stock. As a result, Buffets Holdings is now over 99% directly owned by Buffets Restaurants Holdings.

The Contribution Agreement is attached to this Current Report on Form 8-K as
Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01 - REGULATION FD DISCLOSURE

On December 29, 2005, Buffets Holdings issued a press release announcing its entrance into the Contribution Agreement and the formation of Buffets Restaurants Holdings.

The press release also noted that concurrently with its formation, Buffets Restaurants Holdings entered into two negotiated option agreements with two of the largest groups of holders of the Buffets Holdings senior discount notes due 2010. Together, these two groups of holders own an aggregate principal amount at maturity of the Buffets Holdings senior discount representing in excess of 80% of the Buffets Holdings senior discount notes outstanding. In exchange for 13.875% senior discount notes due 2010 of Buffet Restaurants Holdings with an initial accreted value equal to 10% of the accreted value of the Buffets Holdings senior discount notes subject to the options, the options permit Buffets Restaurants Holdings to purchase the Buffets Holdings senior discount notes for a period of one year. The cash exercise price for each option is the difference between (i) the sum of the accreted value of the Buffets Holdings senior discount notes subject to the option and one-half of the make-whole premium for such notes (calculated based on a treasury rate plus 50 basis points and the first redemption price for the Buffets Holdings senior discount notes) and (ii) the initial accreted value of the Buffets Restaurants Holdings senior discount notes issued as consideration for the option. Each option is immediately exercisable and expires on December 29, 2006.

Additionally, the press release noted that the option agreements provide that if Buffets Holdings makes a cash tender offer that is economically equivalent to the option consideration and exercise price for all of its outstanding senior discount notes, Buffets Restaurants Holdings may require that the holders subject to the option agreements tender their Buffets Holdings senior discount notes in the offer. In addition, until January 31, 2006, Buffets Restaurants Holdings has agreed to enter into similar option agreements with other holders of the Buffets Holdings senior discount notes if certain conditions are met.

The press release is attached as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. For informational purposes, also attached to this Current Report on Form 8-K are (i) the form of Option Agreement and (ii) the Indenture among Buffets Restaurants and U.S. Bank National Association, which governs the Buffets Restaurants Senior

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Discount Notes, as exhibits 10.2 and 10.3 respectively, and are each incorporated herein by reference.

The information contained in this Item 7.01 is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT NO.       DESCRIPTION
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10.1              Contribution Agreement, dated as of December 29, 2005, among
                  Buffets Holdings, Inc., Caxton-Iseman Investments, L.P.,
                  Sentinel Capital Partners II, L.P., members of Buffets
                  Holdings senior management and Buffets Restaurants Holdings,
                  Inc.

10.2              Form of Option Agreement

10.3 Indenture, dated as of December 29, 2005, among Buffets Restaurants Holdings, Inc. and U.S. Bank National Association, as trustee.

99.1              Press Release of Buffets Holdings, Inc., dated December 29,
                  2005.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 29, 2005

                                            BUFFETS HOLDINGS, INC.


                                            By: /s/ R. Michael Andrews, Jr.
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                                                Name:  R. Michael Andrews, Jr.
                                                Title: Chief Executive Officer




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                                INDEX OF EXHIBITS
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EXHIBIT NO.       DESCRIPTION
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10.1              Contribution Agreement, dated as of December 29, 2005, among
                  Buffets Holdings, Inc., Caxton-Iseman Investments, L.P., Sentinel Capital Partners II, L.P., members of Buffets Holdings senior management and Buffets Restaurants Holdings, Inc.

10.2              Form of Option Agreement

10.3 Indenture, dated as of December 29, 2005, among Buffets Restaurants Holdings, Inc. and U.S. Bank National Association, as trustee.

99.1              Press Release of Buffets Holdings, Inc., dated December 29,
                  2005.